EXHIBIT 12

                            MIDAMERICAN FUNDING, LLC
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                                 (In Thousands)
                                   (Unaudited)


                                                                                MIDAMERICAN FUNDING
                                                        ----------------------------------------------------------------------
                                                              TWELVE MONTHS ENDED                     MARCH 12, 1999 -
                                                               DECEMBER 31, 2000                     DECEMBER 31, 1999
                                                        --------------------------------     ---------------------------------
                                                                        Supplemental (a)                    Supplemental (a)
                                                                     --------------------                ---------------------
                                                                      Adjust-      As                     Adjust-       As
                                                                       ment     Adjusted                    ment     Adjusted
                                                                     --------   ---------                  --------   --------
Income from continuing operations ...................   $ 126,784    $     --   $ 126,784    $ 124,077    $     --   $ 124,077
Pre-tax (gain) loss of less than 50% owned persons ..      (1,424)         --      (1,424)        (418)         --        (418)
                                                        ---------    --------   ---------    ---------    --------   ---------
                                                          125,360          --     125,360      123,659          --     123,659
                                                        ---------    --------   ---------    ---------    --------   ---------

Add (Deduct):
Total income taxes ..................................     105,393          --     105,393       96,045          --      96,045
Interest on long-term debt ..........................     110,033       1,599     111,632       93,533       1,807      95,340
Other interest charges ..............................      10,244          --      10,244        7,536          --       7,536
Preferred stock dividends of subsidiary .............       4,955          --       4,955        3,576          --       3,576
Preferred stock dividends of subsidiary trust .......       7,980          --       7,980        5,985          --       5,985
Interest on leases ..................................         154          --         154          138          --         138
                                                        ---------   ---------    --------    ---------    --------   ---------
                                                          238,759       1,599     240,358      206,813       1,807     208,620
                                                        ---------   ---------    --------    ---------    --------   ---------
    EARNINGS AVAILABLE FOR FIXED CHARGES ............     364,119       1,599     365,718      330,472       1,807     332,279
                                                        ---------   ---------    --------    ---------    --------   ---------

Fixed Charges:
Interest on long-term debt ..........................     110,033       1,599     111,632       93,533       1,807      95,340
Other interest charges ..............................      10,244          --      10,244        7,536          --       7,536
Preferred stock dividends of subsidiary trust .......       7,980          --       7,980        5,985          --       5,985
Interest on leases ..................................         154          --         154          138          --         138
                                                        ---------   ---------    --------    ---------    --------   ---------
   Subtotal .........................................     128,411       1,599     130,010      107,192       1,807     108,999
                                                        ---------   ---------    --------    ---------    --------   ---------

Preferred stock dividends of subsidiary .............       4,955          --       4,955        3,576          --       3,576
Ratio of net income before income taxes to net income      1.8000          --      1.8000       1.7524          --      1.7524
                                                        ---------   ---------    --------    ---------    --------   ---------
Preferred stock dividend requirements
    before income taxes .............................       8,919          --       8,919        6,267          --       6,267
                                                        ---------   ---------    --------    ---------    --------   ---------
   FIXED CHARGES ....................................   $ 137,330    $  1,599   $ 138,929    $ 113,459    $  1,807   $ 115,266
                                                        ---------   ---------   ---------    ---------    --------   ---------

RATIO OF EARNINGS TO FIXED CHARGES ..................         2.7          --         2.6          2.9          --         2.9
                                                        =========   =========   =========    =========    ========   =========

Note:(a)  Amounts  in  the  supplemental  columns  are  to  reflect  MidAmerican
     Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                     EXHIBIT 12

                            MIDAMERICAN FUNDING, LLC
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                                 (In Thousands)
                                   (Unaudited)

                                                                                MHC INC. (PREDECESSOR)
                                                        ----------------------------------------------------------------------
                                                                 JANUARY 1, 1999 -                   TWELVE MONTHS ENDED
                                                                  MARCH 11, 1999                      DECEMBER 31, 1998
                                                        ---------------------------------    ---------------------------------
                                                                        Supplemental (a)                      Supplemental (a)
                                                                     --------------------                 --------------------
                                                                      Adjust-       As                    Adjust-        As
                                                                       ment     Adjusted                    ment     Adjusted
                                                                     --------   ---------                 --------   ---------
Income from continuing operations ...................   $  16,789    $     --   $  16,789    $ 127,154    $     --   $ 127,154
Pre-tax (gain) loss of less than 50% owned persons ..        (343)         --        (343)        (720)         --        (720)
                                                        ---------    --------   ---------    ---------    --------   ---------
                                                           16,446          --      16,446      126,434          --     126,434
                                                        ---------    --------   ---------    ---------    --------   ---------

Add (Deduct):
Total income taxes ..................................      21,377          --      21,377       76,926          --      76,926
Interest on long-term debt ..........................      14,814         702      15,516       80,908       2,931      83,839
Other interest charges ..............................       3,145          --       3,145       12,682          --      12,682
Preferred stock dividends of subsidiary .............         836          --         836        4,952          --       4,952
Preferred stock dividends of subsidiary trust .......       1,995          --       1,995        7,980          --       7,980
Interest on leases ..................................          38          --          38          212          --         212
                                                        ---------    --------   ---------    ---------    --------   ---------
                                                           42,205         702      42,907      183,660       2,931     186,591
                                                        ---------    --------   ---------    ---------    --------   ---------
    EARNINGS AVAILABLE FOR FIXED CHARGES ............      58,651         702      59,353      310,094       2,931     313,025
                                                        ---------    --------   ---------    ---------    --------   ---------

Fixed Charges:
Interest on long-term debt ..........................      14,814         702      15,516       80,908       2,931      83,839
Other interest charges ..............................       3,145          --       3,145       12,682          --      12,682
Preferred stock dividends of subsidiary trust .......       1,995          --       1,995        7,980          --       7,980
Interest on leases ..................................          38          --          38          212          --         212
                                                        ---------    --------   ---------    ---------    --------    --------
   Subtotal .........................................      19,992         702      20,694      101,782       2,931     104,713
                                                        ---------    --------   ---------    ---------    --------    --------

Preferred stock dividends of subsidiary .............         836          --         836        4,952          --       4,952
Ratio of net income before income taxes to net income      2.2129          --      2.2129       1.5823          --      1.5823
                                                        ---------    --------   ---------    ---------    --------    --------

Preferred stock dividend requirements
    before income taxes .............................       1,850          --       1,850        7,836          --       7,836
                                                        ---------    --------   ---------    ---------    --------   ---------
   FIXED CHARGES ....................................   $  21,842    $    702   $  22,544    $ 109,618    $  2,931   $ 112,549
                                                        ---------    --------   ---------    ---------    --------   ---------

RATIO OF EARNINGS TO FIXED CHARGES ..................         2.7          --         2.6          2.8          --         2.8
                                                        =========    ========   =========    =========    ========   =========

Note:(a)  Amounts  in  the  supplemental  columns  are  to  reflect  MidAmerican
     Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                     EXHIBIT 12

                            MIDAMERICAN FUNDING, LLC
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                                 (In Thousands)
                                   (Unaudited)

                                                                                MHC INC. (PREDECESSOR)
                                                        ----------------------------------------------------------------------
                                                             TWELVE MONTHS ENDED                   TWELVE MONTHS ENDED
                                                              DECEMBER 31, 1997                     DECEMBER 31, 1996
                                                        ---------------------------------    ---------------------------------
                                                                       Supplemental (a)                      Supplemental (a)
                                                                     --------------------                 --------------------
                                                                     Adjust-       As                      Adjust-       As
                                                                       ment     Adjusted                    ment     Adjusted
                                                                     --------   ---------                 --------   ---------
Income from continuing operations ...................   $ 139,332    $     --   $ 139,332    $ 143,761    $     --   $ 143,761
Pre-tax (gain) loss of less than 50% owned persons ..       2,234          --       2,234         (698)         --        (698)
                                                        ---------    --------   ---------    ---------    --------   ---------
                                                          141,566          --     141,566      143,063          --     143,063
                                                        ---------    --------   ---------    ---------    --------   ---------

Add (Deduct):
Total income taxes ..................................      68,390          --      68,390       98,422          --      98,422
Interest on long-term debt ..........................      89,898       3,760      93,658      102,909       3,615     106,524
Other interest charges ..............................      10,034          --      10,034       10,941          --      10,941
Preferred stock dividends of subsidiary .............       6,488          --       6,488       10,401          --      10,401
Preferred stock dividends of subsidiary trust .......       7,980          --       7,980          288          --         288
Interest on leases ..................................         268          --         268          375          --         375
                                                        ---------    --------   ---------    ---------    --------   ---------
                                                          183,058       3,760     186,818      223,336       3,615     226,951
                                                        ---------    --------   ---------    ---------    --------   ---------

    EARNINGS AVAILABLE FOR FIXED CHARGES ............     324,624       3,760     328,384      366,399       3,615     370,014
                                                        ---------    --------   ---------    ---------    --------   ---------

Fixed Charges:
Interest on long-term debt ..........................      89,898       3,760      93,658      102,909       3,615     106,524
Other interest charges ..............................      10,034          --      10,034       10,941          --      10,941
Preferred stock dividends of subsidiary trust .......       7,980          --       7,980          288          --         288
Interest on leases ..................................         268          --         268          375          --         375
                                                        ---------   ---------   ---------    ---------    --------   ---------
   Subtotal .........................................     108,180       3,760     111,940      114,513       3,615     118,128
                                                        ---------   ---------   ---------    ---------    --------   ---------

Preferred stock dividends of subsidiary .............       6,488          --       6,488       10,401          --      10,401
Ratio of net income before income taxes to net income      1.4690          --      1.4690       1.6384          --      1.6384
                                                        ---------   ---------   ---------    ---------    --------   ---------
Preferred stock dividend requirements
    before income taxes .............................       9,531          --       9,531       17,041          --      17,041
                                                        ---------   ---------   ---------    ---------    --------   ---------
   FIXED CHARGES ....................................   $ 117,711    $  3,760   $ 121,471    $ 131,554    $  3,615   $ 135,169
                                                        ---------   ---------   ---------    ---------    --------   ---------

RATIO OF EARNINGS TO FIXED CHARGES ..................         2.8          --         2.7          2.8          --         2.7
                                                        =========   =========   =========    =========    ========   =========

Note:(a)  Amounts  in  the  supplemental  columns  are  to  reflect  MidAmerican
     Energy's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.